Buffalo Small Cap Fund
Schedule of Investments
June 30, 2020 (Unaudited)

Shares or Face Amount		Fair Value*
	COMMON STOCKS - 96.06%
	Communication Services - 4.03%
	Diversified Telecommunication Services - 2.52%
121,765	Bandwidth, Inc. (a)	$15,464,155

	Interactive Media & Services - 1.51%
215,865	CarGurus, Inc. (a)	5,472,178
201,655	TripAdvisor, Inc.	3,833,461
		9,305,639
	Total Communication Services (Cost $16,549,291)	24,769,794

	Consumer Discretionary - 12.07%
	Diversified Consumer Services - 0.94%
86,075	Chegg, Inc. (a)	5,789,405

	Hotels, Restaurants & Leisure - 5.16%
59,275	Darden Restaurants, Inc.	4,491,267
515,180	Everi Holdings Inc. (a)	2,658,329
229,800	Penn National Gaming, Inc. (a)	7,018,092
121,130	Texas Roadhouse, Inc.	6,367,804
21,810	Vail Resorts, Inc.	3,972,691
51,430	Wingstop, Inc.	7,147,227
		31,655,410
	Household Durables - 2.80%
655,170	Lovesac Co/The (a)	17,185,109

	Internet & Direct Marketing Retail - 0.91%
438,765	RealReal Inc/The (a)	5,611,804

	Specialty Retail - 1.54%
42,120	Five Below, Inc. (a)	4,503,049
513,615	Guess?, Inc.	4,966,657
		9,469,706
	Textiles, Apparel & Luxury Goods - 0.72%
179,237	Steven Madden Ltd.	4,425,362
	Total Consumer Discretionary (Cost $54,095,529)	74,136,796

	Consumer Staples - 0.74%
	Beverages - 0.74%
123,610	MGP Ingredients, Inc.	4,537,105
	Total Consumer Staples (Cost $3,823,449)	4,537,105

	Financials - 8.11%
	Capital Markets - 2.38%
151,195	Hamilton Lane Inc. - Class A	10,186,007
293,545	Open Lending Corp. (a)	4,432,530
		14,618,537
	Consumer Finance - 1.59%
199,000	Green Dot Corp. (a)	9,766,920

	Insurance - 4.14%
85,705	eHealth, Inc. (a)	8,419,659
152,670	Palomar Holdings, Inc. (a)	13,092,979
153,645	Selectquote, Inc. (a)	3,891,828
		25,404,466
	Total Financials (Cost $23,303,987)	49,789,923

	Health Care - 28.49%
	Biotechnology - 14.36%
108,935	ACADIA Pharmaceuticals, Inc. (a)	5,280,079
454,945	CareDx, Inc. (a)	16,118,701
113,220	Castle Biosciences, Inc. (a)	4,267,262
172,285	Deciphera Pharmaceuticals, Inc. (a)	10,288,860
456,745	Halozyme Therapeutics, Inc. (a)	12,245,333
135,915	Ligand Pharmaceuticals, Inc. (a)	15,202,093
351,030	Natera, Inc. (a)	17,502,356
58,760	Repligen Corp. (a)	7,263,324
		88,168,008
	Health Care Equipment & Supplies - 3.69%
91,310	Novocure Ltd. (a)(b)	5,414,683
38,035	Quidel Corp. (a)	8,509,951
142,005	STAAR Surgical Co. (a)	8,738,988
		22,663,622
	Health Care Providers & Services - 2.17%
130,893	HealthEquity, Inc. (a)	7,679,492
219,855	Progyny, Inc. (a)	5,674,458
		13,353,950
	Health Care Technology - 2.83%
230,970	Livongo Health, Inc. (a)	17,366,634

	Life Sciences Tools & Services - 4.74%
191,875	Adaptive Biotechnologies Corporation (a)	9,282,912
30,765	Bio-Techne Corp.	8,124,114
260,770	Quanterix Corp. (a)	7,142,490
77,795	Syneos Health, Inc. (a)	4,531,559
		29,081,075
	Pharmaceuticals - 0.70%
391,020	Verrica Pharmaceuticals, Inc. (a)	4,305,130
	Total Health Care (Cost $99,264,530)	174,938,419

	Industrials - 21.29%
	Air Freight & Logistics - 1.93%
532,020	Air Transport Services Group, Inc. (a)	11,848,085

	Building Products - 3.45%
142,650	Advanced Drainage Systems, Inc.	7,046,910
461,660	PGT Innovations, Inc. (a)	7,238,829
52,910	Trex Co., Inc. (a)	6,882,004
		21,167,743
	Commercial Services & Supplies - 1.87%
183,105	IAA Inc. (a)	7,062,360
319,875	KAR Auction Services, Inc.	4,401,480
		11,463,840
	Construction & Engineering - 1.81%
248,460	MasTec, Inc. (a)	11,148,400

	Electrical Equipment - 2.04%
73,450	Generac Holdings, Inc. (a)	8,955,758
49,305	Vicor Corp. (a)	3,547,495
		12,503,253
	Machinery - 3.56%
95,555	John Bean Technologies Corp.	8,219,641
255,405	Kornit Digital Ltd. (a)(b)	13,633,519
		21,853,160
	Professional Services - 5.54%
78,970	FTI Consulting, Inc. (a)	9,046,014
176,958	ICF International, Inc.	11,472,187
192,855	Korn Ferry	5,926,434
525,375	Upwork, Inc. (a)	7,586,415
		34,031,050
	Trading Companies & Distributors - 1.09%
59,045	SiteOne Landscape Supply, Inc. (a)	6,729,359
	Total Industrials (Cost $102,971,351)	130,744,890

	Information Technology - 20.12%
	Communications Equipment - 4.93%
696,100	ADTRAN, Inc.	7,608,373
426,290	Calix, Inc. (a)	6,351,721
148,090	Ciena Corp. (a)	8,020,554
101,585	Lumentum Holdings, Inc. (a)	8,272,067
		30,252,715
	IT Services - 2.09%
85,920	Endava Plc - ADR (a) (b)	4,149,936
893,155	Paysign, Inc. (a)	8,672,535
		12,822,471
	Semiconductors & Semiconductor Equipment - 4.41%
96,195	Inphi Corporation (a)	11,302,912
31,410	Monolithic Power Systems, Inc.	7,444,170
83,225	Silicon Laboratories, Inc. (a)	8,344,971
		27,092,053
	Software - 8.69%
397,540	8x8, Inc. (a)	6,360,640
82,955	Avalara, Inc. (a)	11,040,481
198,881	Mimecast Ltd. (a)(b)	8,285,383
521,800	Pluralsight, Inc. (a)	9,418,490
211,205	PROS Holdings, Inc. (a)	9,383,838
100,700	Varonis Systems, Inc. (a)	8,909,936
		53,398,768
	Total Information Technology (Cost $80,813,462)	123,566,007

	Materials - 1.21%
	Construction Materials - 1.21%
463,433	Summit Materials, Inc. - Class A (a)	7,452,003
	Total Materials (Cost $7,412,638)	7,452,003

	TOTAL COMMON STOCKS (Cost $388,234,237)	589,934,937

	REITS - 3.11%
	Real Estate - 3.11%
	Equity Real Estate Investment Trusts (REITs) - 3.11%
169,360	CyrusOne, Inc.	12,320,940
105,090	QTS Realty Trust, Inc.	6,735,218
	Total Real Estate (Cost $13,488,061)	19,056,158

	TOTAL REITS (Cost $13,488,061)	19,056,158

	SHORT TERM INVESTMENTS - 1.08%
	Investment Company - 1.08%
6,654,623	Fidelity Investments Money Market Funds - Government Portfolio - Class I - 0.05% (c)	6,654,623
	Total Investment Company	6,654,623

	TOTAL SHORT TERM INVESTMENTS (Cost $6,654,623)	6,654,623

	Total Investments (Cost ($408,376,921) - 100.25%	615,645,718
	Liabilities in Excess of Other Assets - (0.25)%	(1,528,587)
	TOTAL NET ASSETS - 100.00%	$614,117,131

ADR —American Depositary Receipt
PLC — Public Limited Company
(a)	Non Income Producing.
(b)	Foreign Issued Security. The total value of these securities amounted to $31,483,521 (5.13% of net assets) at June 30, 2020.
(c)	The rate quoted is the annualized seven-day effective yield as of June 30, 2020.
*	See the accompanying Notes regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of this Schedule of Investments

INVESTMENT VALUATION

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of June 30, 2020, the Fund did not hold fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. "

Summary of Fair Value Exposure at June 30, 2020

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of June 30, 2020. These assets are measured on a recurring basis.

Buffalo Small Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$589,934,937	-	-	$589,934,937
REITs	19,056,158	-	-	19,056,158
Short Term Investments	6,654,623	-	-	6,654,623
Total*	$615,645,718	$-	-	$615,645,718

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended June 30, 2020.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased or written call options as of June 30, 2020. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of June 30, 2020.  The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.